THE ALGER FUNDS

Supplement Dated November 14, 2008 to the
Prospectus Dated September 24, 2008
As supplemented to date

The Board of Trustees of The Alger Funds has determined that it would be in the best interests of shareholders to open Alger SmallCap Growth Fund (the "Fund") to all investors. The Fund's shares are now available for purchase by all investors.

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